TRANSAMERICA IDEX MUTUAL FUNDS
This supplement applies to TA IDEX Legg Mason Partners All Cap, TA IDEX Transamerica Equity, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Science & Technology, TA IDEX Templeton Transamerica Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Value Balanced, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Flexible Income and TA IDEX Transamerica Money Market (Class A, Class B and Class C).
Supplement dated June 1, 2007 to the Statement of Additional Information
dated March 1, 2007, as previously supplemented
The following supplements, amends and replaces the third paragraph under the section “Disclosure of Portfolio Holdings” in the Statement of Additional Information:
The funds publish their top ten holdings on their website at www.transamericaidex.com within two weeks after the end of each month. In addition, the funds publish all holdings on their website approximately 30 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the funds. The funds may then forward the information to investors and consultants requesting it.
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Investors Should Retain This Supplement for Future Use